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             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549

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                         FORM 8-A


   FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
       PURSUANT TO SECTION 12(b) or 12(g) OF THE
            SECURITIES EXCHANGE ACT OF 1934


                1st State Bancorp, Inc.
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    (Exact Name of Registrant as Specified in Its Charter)


        Virginia                                    56-2130744
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(State of Incorporation or Organization)         (I.R.S. Employer
                                              Identification no.)

445 S. Main Street, Burlington, North Carolina          27215
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(Address of Principal Executive Offices)              (Zip Code)


If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box [X]

Securities Act registration statement file number to which this
form relates:      N/A
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              (If Applicable)

Securities to be registered pursuant to Section 12(g) of the Act:


              Common Stock, par value $0.01 per share
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                         (Title of Class)



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Item 1.  Description of Registrant's Securities to be Registered.

     The information required by this Item is included under the captions "Description of Capital Stock" (pages 117-118), "Dividend Policy" (pages 17-18), "Market for the Common Stock" (page 18), "Anti-Takeover Provisions in Our Corporate Documents (pages 111-117), "The Conversion -- Limitations on Resales by Management" (pages 43-44), "The Conversion -- How the Conversion Will Affect Our Depositors and Borrowers -- Liquidation Account" (pages 30-31) and "The Conversion -- Restrictions on Repurchase of Stock" (page 43) of the Prospectus included as part of the Registrant's Registration Statement on Form S-1, File No. 333-68091, declared effective on February 11, 1999 (the "Form S-1").

Item 2.  Exhibits.

     The following documents are either filed or incorporated by reference as exhibits to this registration statement as indicated:

        2   Plan of Conversion of 1st State Bank
            (incorporated by reference to Exhibit 2 to the Registration Statement on Form S-1
            (File No. 333-68091)) (the "Form S-1").

        3.1 Articles of Incorporation of 1st State Bancorp,
            Inc. (incorporated by reference to Exhibit 3.1 to Registration Statement on the Form S-1 (File
            No. 333-68091)).

        3.2 Bylaws of 1st State Bancorp, Inc. (incorporated by reference to Exhibit 3.2 to the Registration
            Statement on Form S-1 (File No. 333-68091)).

        4   Specimen Common Stock Certificate.




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                           EXHIBIT INDEX
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Exhibit
Number
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   2        Plan of Conversion of 1st State Bank
            (incorporated by reference to Exhibit 2 to the Registration Statement on Form S-1
            (File No. 333-68091)).

   3.1      Articles of Incorporation of 1st State Bancorp,
            Inc. (incorporated by reference to Exhibit 3.1 to Registration Statement on the Form S-1 (File
            No. 333-68091)).

   3.2 Bylaws of 1st State Bancorp, Inc. (incorporated by reference to Exhibit 3.2 to the Registration
            Statement on Form S-1 (File No. 333-68091)).

   4        Specimen Common Stock Certificate.


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                          SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                         1st State Bancorp, Inc.
                         ---------------------------------
                         (Registrant)



Date: April 23, 1999        By:  /s/ James C. McGill
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                                 James C. McGill
                                 President


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